DEBT	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
DEBT
17.   DEBT

(in thousands of $)	2013	2012
U.S. dollar denominated floating rate debt:
$58.24 Million Loan	—	12,392
$175 Million Loan	95,000	99,286
Total debt	95,000	111,678
Less: current portion	—	(4,700)
	95,000	106,978

The average interest rate for the floating rate debt was 2.81% for the year ended December 31, 2013 and 2.93% for the year ended December 31, 2012.

$58.24 Million Loan
In July 2010, the Company entered into a $58.24 million credit facility consisting of four tranches of $14.56 million each in respect of each VLCC in the fleet at that time. Repayments are made on a quarterly basis with a balloon payment at the final maturity date in June 2015. The loan bears interest at LIBOR plus a margin. As of December 31, 2012, the outstanding balance was $12.4 million as a result of loan repayments of $41.3 million due to the sale of three VLCCs. The remaining outstanding balance on this facility was repaid in the second quarter of 2013 upon the sale of the VLCC Mayfair.

$175 Million Loan
In December 2010, the Company refinanced the $105 million loan facility and entered into a $175 million credit facility consisting of four tranches of $25.0 million each in respect of each Capesize vessel and a revolving debt facility of $75 million. The loan is repayable in May 2015, has an interest rate of LIBOR plus a margin and is secured by the four Capesize vessels. In May 2013, the revolving debt facility of $75 million million was reduced to $40 million. As of December 31, 2013, the outstanding balance was $95.0 million. The revolving debt facility of $40 million was available for vessel acquisitions but undrawn at December 31, 2013.

The Company's $175 million loan agreement contains a loan-to-value clause, which could require the Company to post collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings decrease below a required level. In addition, the loan agreement contains certain financial covenants including the requirement to maintain a certain level of free cash. Failure to comply with any of the covenants in this loan agreement could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, the Company might not have sufficient funds or other resources to satisfy its obligations. The Company was in compliance with all of the financial and other covenants contained in the Company's $175 million loan agreement as of December 31, 2013.

In addition, pursuant to the Company's $175 million loan agreement, none of its vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full.

All of the outstanding debt as of December 31, 2013 is repayable in May 2015.